SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             October 16, 2012
                              Date of Report
                      (Date of Earliest Event Reported)

                        GREENPRO RESOURCES CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

                      LIGHTWOOD ACQUISITION CORPORATION
                         (Former Name of Registrant)

  Delaware                       000-54592                   00-0000000
(State or other           (Commission File Number)         (IRS Employer
jurisdiction                                           Identification No.)
of incorporation)
                         9/F Kam Chung Comm. Building
                             19-21 Hennessy Road
                             Wanchai, Hong Kong
                  (Address of Principal Executive Offices)

                       9454 Wilshire Boulevard, Suite 612
                        Beverly Hills, California 90212
                 (Former Address of Principal Executive Offices)

                                   852-5348 0986
                           (Registrant's Telephone Number)

ITEM 5.01 Changes in Control of Registrant

     On October 16, 2012, the following events occurred which resulted in a change of control of the Registrant:

     1. The Registrant redeemed an aggregate of 19,700,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,970.

     2. The then current officers and directors resigned as of the filing of this report.

     3. New officer(s) and director(s) were appointed and elected to take effect upon the resignation of the prior officers..

     The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 27, 2012 as supplemented by the Form 10-K filed March 28, 2012 and the Quarterly Report on Form 10-Q filed May 15, 2012 and as supplemented by the information contained in this report.

ITEM 5.02 Departure of Directors or Principal Officers; Election of
          Directors

     On October 16, 2012, James M. Cassidy resigned as the Registrant's president, secretary and director.

     On October 16, 2012, James McKillop resigned as the Registrant's vice president and director.

     On October 16, 2012, the following person was named as director of the Registrant:

               Gilbert Che Chan Loke

     On October 16, 2012, Gilbert Che Chan Loke was appointed Chief Executive Officer of the Registrant.

     Gilbert Che Chan Loke serves as Chief Executive Officer and a director of the Registrant. Gilbert Loke trained and qualified with Hacker Young, Chartered Accountants, one of the large accounting firms based in London, England between 1980 and 1988. His extensive experience in auditing, accounting and taxation had led him to join a Hong Kong company, as Special Assistant to the chief executive officer, which company specializes in the manufacturing of high precision electronic products for Japanese and American customers. Since 2004, Mr. Loke has been a regular traveler between Hong Kong and China which has provided him with broad exposures to China businesses, which the Registrant anticipates will help xto develop the business more effectively.

     Mr. Loke earned his Masters of Business Administration degree from Bulacan State University, Philippines, and earned his professional accountancy qualifications from the ACCA, AIA and HKICPA. He also earned other professional qualification from the HKICS, ICSA as a Chartered Secretary, FPAM Malaysia as a Certified Financial Planner and ATIHK as a Tax Adviser in Hong Kong.

     Mr. Loke is a director of the Moxian Group of companies and serves as a director of Moxian Corporation, a public company.


                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: October 16, 2012             /s/ James Cassidy
                                       President